Exhibit 10.7
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                                                 May 13, 2003



THE CIT GROUP/COMMERCIAL SERVICES, INC.
1211 Avenue of the Americas
New York, New York 10036


                      AMENDED AND RESTATED LIMITED GUARANTY
                      -------------------------------------


         Re:      BLUMENTHAL/LANSING COMPANY LLC
                  1 Palmer Terrace
                  Carlstadt, NJ 07072

                  WESTWATER INDUSTRIES, LLC
                  1 Palmer Terrace
                  Carlstadt, NJ 07072

                  LEVCOR INTERNATIONAL, INC.
                  462 Seventh Avenue
                  New York, NY 10018
                  (Collectively referred to as the "Clients")


Ladies and Gentlemen:

         Reference is made to the factoring and financing agreements, and the loan and security documents executed in connection therewith (herein collectively the "Agreements") between you and the above-named Clients. Subject to the limitation set for in the next paragraph, the undersigned hereby unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all now existing and future indebtedness, Obligations (as defined in the Agreements) or liabilities of any of the Clients to you, howsoever arising, whether direct or indirect, absolute or contingent, secured or unsecured, whether arising under any of the Agreements as now written or as amended or supplemented hereafter, or by operation of law or otherwise. Further, the undersigned agrees to pay to you on demand the amount of all expenses (including reasonable attorney's fees) incurred by you in collecting or attempting to collect any of the Client's obligations to you, whether from the Clients, or any one of them, or from any other obligor, or from the undersigned, or in realizing upon any collateral; and agrees to pay any interest at the highest lawful rate on all amounts payable to you hereunder, even if such amount cannot be collected from any of the Clients. (All of the aforementioned obligations, liabilities, expenses and interest are hereinafter collectively called the "Obligations"). To the extent you receive payment on account of the Obligations guaranteed hereby, which payment is thereafter set aside or required to be repaid by you in whole or in part, then, to the extent of any sum not finally retained by you (regardless of whether such sum is recovered from you by the Clients, its trustee, or any other party acting for, on behalf of or through the Clients or its representative), the undersigned's obligation to you under this Guaranty, as amended, modified or supplemented, shall remain in full force and effect (or be reinstated) until the undersigned has made payment to you therefor, which payment shall be due upon demand.

         In no event shall the total liability of the undersigned arising out or related to this Amended and Restated Limited Guaranty exceed the sum of (i) $1,000,000.00 plus (ii) the lesser of (x) $2,500,000 or (y) the value of the collateral account with Lehman Brothers, Acct. No. 834-00649-17-677, as the same or any other pledged account may be modified, amended or replaced from time to time, pledged by the undersigned to you pursuant to a certain Brokerage Account Pledge and Security Agreement, plus interest thereon (at the rate of interest required in the Agreements) from the date of your demand for payment by the undersigned through and including the date paid, plus any costs, fees and expenses (including, but not limited to, reasonable legal fees) incurred by you in enforcing of this Guaranty.

         This Guaranty shall amend, replace and supersede the Limited Guaranty executed by the undersigned in your favor, dated on or about January 22, 2002 (the "Old Guaranty"). It is the intention of the parties hereto that this Guaranty shall not constitute a novation of the Obligations evidenced by the Old Guaranty, but merely a restatement and, where applicable, a substitution of the terms governing such Obligations.

         This Guaranty is executed as an inducement to you to make loans or advances to the Clients or otherwise to extend credit or financial accommodations to the Clients, or to enter into or continue a factoring or financing arrangement with the Clients, and is executed in consideration of your doing or having done any of the foregoing. The undersigned agrees that any of the foregoing shall be done or extended by you in your sole discretion, and shall be deemed to have been done or extended by you in consideration of and in reliance upon the execution of this Guaranty, but that nothing herein shall obligate you to do any of the foregoing.

         Notice of acceptance of this Guaranty, the making of loans or advances, or the extension of credit to the Clients, the purchase or acquisition of receivables from the Clients, the amendment, execution or termination of any of the Agreements or any other agreements between you and the Clients, and presentment, demand, protest, notice of protest, notice of non-payment and all other notices to which the Clients or the undersigned may be entitled, and your reliance on this Guaranty are hereby waived. The undersigned also waives any and all defenses based on suretyship and notice of: changes in terms or extensions of time of payment, the taking and releasing of collateral or guarantees (including the release of any of other guarantor) and the settlement, compromise or release of any Obligations, and agree that, as to the undersigned, the amount of the Obligations shall not be diminished by any of the foregoing. The undersigned also agrees that you need not attempt to collect any Obligations from the Clients or other obligors or to realize upon any collateral, but may require the undersigned to make immediate payment of Obligations to you when due or at any time thereafter. You shall not be liable for failure to collect Obligations or to realize upon any collateral or security therefor, or any part thereof, or for any delay in so doing, nor shall you be under any obligation to take any action whatsoever with regard thereto.

         This Guaranty is absolute, unconditional and continuing, regardless of the validity, regularity or enforceability of any of the Obligations or the fact that a security interest or lien in any collateral or security therefor may not be enforceable by you or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on your part. The liability of the undersigned under this Guaranty shall be unaffected by the death of the undersigned. Payment by the undersigned shall be made to you at your office from time to time on demand as Obligations become due, and one or

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

more successive or concurrent actions may be brought hereon against the undersigned either in the same action in which any of the Clients is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guaranty, is made or brought against the undersigned, the undersigned agrees not to assert against you any setoff or counterclaim which any of the Clients may have, and further the undersigned agree not to deduct, setoff, or seek to counterclaim for or recoup, any amounts which are or may be owed by you to the undersigned, or for any loss of contribution from any other guarantor. Furthermore, in any litigation based on the Guaranty in which you and the undersigned shall be adverse parties, the undersigned hereby waives the right to interpose any defense based upon any statute of limitations or any claim of laches and waive the performance of each and every condition precedent to which the undersigned might otherwise be entitled by law. The undersigned hereby consents to the in personam jurisdiction of the courts of New York State. In the event that you bring any action or suit in any court of record of New York State or the Federal Government to enforce any or all liabilities of the undersigned hereunder, service of process may be made on the undersigned by mailing a copy of the summons to the undersigned at the address below set forth.

         All sums at any time to the credit of the undersigned and any property of the undersigned on which you at any time have a lien or security interest, or of which you at any time have possession, shall secure payment and performance of all Obligations and any and all other obligations of the undersigned to you however arising. The undersigned shall have no right of subrogation, indemnification or recourse to any Obligations or collateral or guarantees therefor, or to any assets of the Clients.

         In the event of any breach of, default under or termination of any of the Agreements between you and the Clients, or any one of them, or in the event that the undersigned shall fail to observe or perform any agreements, warranties, or covenants contained herein, or on the death of any of the undersigned, or should the undersigned call a meeting of his creditors, fail to meet his debts as they mature, commit an act of bankruptcy, have commenced by or against the undersigned any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under any federal or state law, then the liability of all of the undersigned for the entire Obligations shall mature even if the liability of the Clients, or any one of them, therefor does not.

         This Guaranty may be terminated the undersigned only upon an Anniversary Date (as defined in the Agreements, and with respect to any inconsistency therein, such Anniversary Date which is later in time in any of the Agreements) plus actual receipt by one of your officers of at least ninety
(90) days prior written notice of termination sent by registered or certified mail; provided however, that the undersigned so terminating this Guaranty shall remain bound hereunder, and this Guaranty shall continue in full force and effect, with respect to any and all Obligations created or arising prior to the effective date of such termination and with respect to any and all extensions, renewals or modifications of said pre-existing Obligations. This Guaranty shall automatically terminate upon termination of the Agreements and full, final and indefeasible payment in cash of all Obligations of each of the Clients thereunder. Termination as to the undersigned shall not affect his obligations hereunder, nor relieve the one giving such notice from liability for any post termination collection expenses or interest. This is a continuing Guaranty and written notice as above provided shall be the only means of termination, notwithstanding the fact that for certain periods of time there may be no Obligations owing to you by the Clients.

         Your books and records showing the account between you and the Clients shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Your monthly statements rendered to the Clients shall be binding upon the undersigned (whether or not the undersigned received copies thereof) and, shall constitute an account stated between you and the Clients, unless you shall have received a written statement of the Client's exceptions within thirty (30) days after the statement was mailed to said Clients.

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

         This Guaranty embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between you and the undersigned shall be effective to change or modify this Guaranty. Your failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by the undersigned of the terms and provisions of this Guaranty shall constitute a waiver thereof, nor a waiver of any obligations to be performed by the undersigned hereunder.

         This Guaranty is executed and given in addition to, and not in substitution, reduction, replacement or satisfaction of any other endorsements or guarantees of the Obligations, now existing or hereafter executed, by the undersigned, or others in your favor.

         When used in this Guaranty all pronouns shall, wherever applicable, be deemed to include the plural as well as the masculine and feminine gender. This Guaranty shall inure to the benefit of you, your successors and assigns and any parent, subsidiary or affiliate of yours, as well as to any concern which you may now or hereafter factor or finance; shall be binding jointly and severally upon the undersigned and upon the respective heirs, executors, administrators, successors and assigns of the undersigned; and shall pertain to the Clients and their respective successors and assigns. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed an original and such counterparts shall, together, constitute but one and the same document.

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF THIS GUARANTY OR ANY OTHER AGREEMENT OR TRANSACTION BETWEEN US OR TO WHICH WE ARE BOTH PARTIES.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflicts of law other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty effective as of the date above set forth.

                                       /s/ ROBERT A. LEVINSON L.S.
                                       ---------------------------
                                       Robert A. Levinson, an individual

                                       Address: ____________________________

                                                ____________________________


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

STATE OF       New York


                                       INDIVIDUAL ACKNOWLEDGEMENT


COUNTY OF      New York


         The undersigned, a Notary Public in and for the above State and County, does hereby certify that on May 13, 2003, before me personally appeared Robert A. Levinson, residing at the address given above, to me known to be identical individual described in and who executed the foregoing instrument of Guaranty, to whom I first made known the contents thereof, and who being by me duly sworn, did depose and say that same was signed and delivered as a free and voluntary act and deed, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand.


                                       /s/ ANN M. HANKINS
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                                       Notary Public
                                       Commission Expires:


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